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                                                                 EXHIBIT 10.17



                           FOURTH AMENDMENT TO LEASE

     This Agreement, made this 2nd day of July, 1998, by and between MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York corporation, (hereinafter called "Lessor") and TELTREND, INC., a Delaware corporation, (hereinafter called "Lessee");
                                  WITNESSETH:

     WHEREAS, Lessee entered into that certain Lease ("Lease") dated April 22, 1983 with CMD Corporation ("CMD") for premises commonly known as 620 Stetson Avenue, St. Charles, Illinois and more particularly described therein("Original Premises"); and

     WHEREAS, CMD assigned its interest in the Lease to Lessor pursuant to an Assignment of Lease dated September 19, 1984; and

     WHEREAS, Lessee and Lessor entered into that certain First Amendment to Lease ("First Amendment") dated August 9, 1985, which provided, inter alia, for the acquisition of additional land for the construction thereon of a building addition, both additional land and building addition in the aggregate being thereafter referred to as the "Additional Premises"; and

     WHEREAS, Lessee and Lessor entered into that certain Second Amendment to Lease dated September 4, 1995 ("Second Amendment") which inter alia extended the term of the Lease for both the Original Premises and the Additional Premises, both in the aggregate thereafter described as the "Combined Premises" for a term expiring September 30, 1998 for certain rents and upon other terms and conditions set forth therein; and

     WHEREAS, Lessee and Lessor entered into that certain Third Amendment to Lease, undated ("Third Amendment") which inter alia extended the term of the Lease for both the Original Premises and the Additional Premises, both in the aggregate thereafter described as the "Combined Premises" for a term expiring September 30, 1999, for certain rents and upon other terms and conditions set forth therein; and

     WHEREAS, said Lease, as amended, is scheduled to expire by lapse of time on September 30, 1999; and

     WHEREAS, Lessor and Lessee desire to again amend said Lease so as to extend the term thereof and to establish the rents payable thereunder during such period;
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     NOW, THEREFORE, in consideration of the Combined Premises, and of the covenants and agreements herein undertaken to be kept and performed, it is agreed as follows:

     1. The term of the Lease is hereby extended for a period of one year only, commencing on the last day of the present term and expiring on the 30th day of September, 2000, unless the Lease shall sooner terminate as provided therein.

     2. The Annual Net Basic Rent over and above the other and additional payments to be made by Lessee for the Combined Premises for the period from and after October 1, 1999 through and including September 30, 2000 will be determined by multiplying the "CPI Factor" (as defined in the First Amendment) by the Annual Net Basic Rent in effect for the period from and after October 1, 1998 through and including September 30, 1999, payable monthly in advance on the first day of each and every calendar month in twelve (12) equal installments, all at the place and in the manner in the Lease provided.

     3. Each party hereto represents and warrants to the other that it has not hired any broker with respect to procuring this Fourth Amendment to Lease. In the event either party has hired a broker, such party shall indemnify, defend and hold forever harmless the other party from and against any loss, cost, expense, liability and/or damages including claims for commissions arising directly or indirectly out of such hiring.

     4. Except as herein specifically amended, all other terms, covenants, and conditions of the Lease, the First Amendment, the Second Amendment and the Third Amendment shall remain in full force and effect, and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, Lessor and Lessee have executed the within Agreement as of the day and year first above written.


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
   LESSEE:                                         LESSOR:
   TELTREND, INC.                                  MORGAN GUARANTY TRUST
                                                   COMPANY OF NEW YORK

   By: [SIGNATURE]                              By: [SIGNATURE]
      -----------------------                       -------------------------
      Its: Vice President of Operons            Its: Vice President
      -----------------------                       -------------------------


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